UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2024

Vision Sensing Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40983	87-2323481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 E. 53rd St. Suite 3001, New York, NY 10022 33130

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (786) 633-2520

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and three-quarters of one Redeemable Warrant	VSACU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	VSAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	VSACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On January 3, 2024, Vision Sensing Acquisition Corp. (the “Company”) a special purpose acquisition company, issued a press release announcing that on January 2, 2024 its sponsor, Vision Sensing, LLC, deposited $60,000 into the Company’s trust account, which is the sum that the Company must pay to extend the date by which the Company must consummate its initial business combination from January 3, 2024 to February 3, 2024 (the “Extension”). The Company has issued to its sponsor a non-interest bearing, unsecured promissory note in the principal amount of $60,000 as consideration for the funding. This is the third of up to six one-month extensions that the Company is authorized to obtain under its amended and restated certificate of incorporation as recently amended on October 25, 2023. The Extension provides the Company with additional time to find an acquisition target and complete its initial business combination.

A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. the Company’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, risks and uncertainties described in reports and other public filings with the SEC by the Company, including the Company’s Form 10-K for the year ended December 31, 2022 as filed with the SEC on March 24, 2023 and its most recent Forms 10-Q, as filed with the SEC on May 15, 2023 and August 28, 2023. These risk factors are not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. There may be additional risks that the Company does presently know, or that the Company currently believes are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. The Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release dated January 3, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION SENSING ACQUISITION CORP.

Date: January 3, 2024	By:	/s/ George Peter Sobek
George Peter Sobek
Chief Executive Officer